UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2009

Amazon Goldsands Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jiron Caracas 2226, Jesús María, Lima 11, Peru	________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (51 1) 989 184706

_________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

4.01   Changes in Registrant’s Certifying Accountant.

I Vellmer Inc. (the "Former Accountant") resigned as principal accountants for Amazon Goldsands Ltd. (the "Company") on May 12, 2009.  The Company has engaged James Stafford, Chartered Accountants ("James Stafford") as its principal accountants effective May 12, 2009. The decision to change accountants has been approved by the Company's board of directors.  The Company did not consult with James Stafford on any matters prior to retaining such firm as its principal accountants.

The Former Accountant's reports on the consolidated financial statements of the Company for the fiscal years ended  December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, going concern, or accounting principles, except that the Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended  December 31, 2008 and December 31, 2007 contained an uncertainty about the Company’s ability to continue as a going concern.

During the years ended December 31, 2008 and December 31, 2007, and through the subsequent period ended May 12, 2009, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods.

During the years ended December 31, 2008 and December 31, 2007, and through the subsequent period ended May 12, 2009, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company provided the Former Accountant with a copy of a draft Form 8-K/A disclosing the resignation of the Former Accountant on May 12, 2009 and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

16.1           Letter From I Vellmer Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2009

Amazon Goldsands Ltd.

By:	/s/ Hector Ponte
Name:	Hector Ponte
Title:	Chief Executive Officer & Director